UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                               GS Financial Corp.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No fee required.

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                            [GS FINANCIAL CORP. Logo]

                                                                  March 28, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp. The meeting will be held at our headquarters, located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 26, 2005 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      On behalf of the Board of Directors and all of the employees of GS Financial Corp., I thank you for your continued interest and support.

                                   Sincerely,


                                   /s/ Ralph E. Weber

                                   Ralph E. Weber
                                   Interim President and Chief Executive Officer

                               GS FINANCIAL CORP.
                        3798 Veterans Memorial Boulevard
                            Metairie, Louisiana 70002
                                 (504) 457-6220

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 26, 2005

                                   ----------

      Our Annual Meeting of Stockholders will be held at the headquarters of GS Financial Corp. located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 26, 2005 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

      (1) To elect two directors for a three-year term expiring in 2008, and until their successors are elected and qualified;

      (2) To ratify the appointment by the Audit Committee of the Board of Directors of LaPorte, Sehrt, Romig & Hand as our independent auditors for the fiscal year ending December 31, 2005; and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 16, 2005, the voting record date.

                                        By Order of the Board of Directors


                                        /s/ Lettie R. Moll

                                        Lettie R. Moll
                                        Vice President and Secretary

Metairie, Louisiana
March 28, 2005

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You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
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

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
About the Annual Meeting of Stockholders ...........................................     1
Information with Respect to Nominees for Director, Continuing Directors and
  Executive Officers ...............................................................     3
     Election of Directors .........................................................     3
     Directors Whose Terms Are Continuing ..........................................     4
     Executive Officers Who Are Not Directors ......................................     5
     Committees and Meetings of the Board of Directors .............................     5
     Director Nominations ..........................................................     6
     Director Compensation .........................................................     6
     Directors Attendance at Annual Meetings .......................................     7
     Compensation Committee Interlocks and Insider Participation ...................     7
Report of the Compensation Committee ...............................................     7
Report of the Audit Committee ......................................................     8
Ratification of Appointment of Auditors ............................................     8
     Audit Fees ....................................................................     9
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management ...    10
     Section 16(a) Beneficial Ownership Reporting Compliance .......................    11
Performance Graph ..................................................................    12
Executive Compensation .............................................................    13
     Summary Compensation Table ....................................................    13
     Stock Options .................................................................    13
     Retirement and Consulting Agreement ...........................................    14
     Transactions With Certain Related Persons .....................................    14
Stockholder Proposals, Nominations and Communications with the Board of Directors ..    14
Annual Reports .....................................................................    15
Other Matters ......................................................................    15

Appendix A - Amended and Restated Charter of the Audit Committee ...................    A-1

                               GS FINANCIAL CORP.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished to holders of common stock of GS Financial Corp., the parent holding company of Guaranty Savings and Homestead Association. Proxies are being solicited on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at our headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 26, 2005 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 28, 2005.

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                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
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What is the purpose of the Annual Meeting?

      At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of GS Financial and respond to questions from stockholders.

Who is entitled to vote?

      Only our stockholders of record as of the close of business on the record date for the meeting, March 16, 2005, are entitled to vote at the meeting. On the record date, we had 1,284,787 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

      After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

      Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

      Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

      Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

      o First, you may send a written notice to the Secretary of GS Financial, Ms. Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

      o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

      o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

      If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

      The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte, Sehrt, Romig & Hand for fiscal 2005.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

      Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

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               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
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Election of Directors

      Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders for staggered terms, or until their successors are elected and qualified.

      At the Annual Meeting, stockholders of GS Financial will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2008, and until their successors are elected and qualified. In April 2004, J. Scott Key resigned as one of our directors. He served as a director of Guaranty Savings since 1991 and his term would have expired at the 2006 Annual Meeting. In addition, Kenneth B. Caldcleugh, whose term expires at this annual meeting will not be standing for re-election. In September 2004 the Boards of Directors of GS Financial and Guaranty Savings named Mr. Edward J. Bourgeois to their respective boards, in the class of directors whose terms expire at the 2006 Annual Meeting. Mr. Bourgeois was recommended as a nominee by Donald C. Scott and approved by the full Board of Directors.

      No director is related to any other director or executive officer by first cousin or closer, except that Donald C. Scott and Bruce A. Scott are brothers and Bruce A. Scott and Stephen L. Cory are brothers-in-law. Each nominee and each director whose term continues currently serves as a director of GS Financial and Guaranty Savings and Homestead Association. The Board of Directors has determined that a majority of its members are independent directors as defined in the Nasdaq listing standards. Our independent directors are Messrs. Wren, Caldcleugh, Glazer, Bourgeois and Zahn.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director. Ages are reflected as of March 16, 2005. Terms as directors include service as a director of Guaranty Savings and Homestead Association.

          Nominees for Director for a Three-Year Term Expiring in 2008

                                                  Principal Occupation During                          Director
       Name           Age                             the Past Five Years                               Since
------------------    ---   ---------------------------------------------------------------------      --------
Bradford A. Glazer    49    Mr.  Glazer is  President  of  Glazer  Enterprises,  Inc.,  a freight        1991
                            agency and real estate management and development  company located in
                            Cincinnati,  Ohio. While serving as President of Glazer  Enterprises,
                            Inc.,  Mr.  Glazer has also served as Chairman of Glazer  Steel Corp.
                            in New Orleans,  Louisiana,  Baton Rouge,  Louisiana,  and Knoxville,
                            Tennessee,  as well as a Senior Vice President of Espy & Straus, Inc.
                            in Cincinnati, Ohio.

                                                  Principal Occupation During                          Director
       Name           Age                             the Past Five Years                               Since
------------------    ---   ---------------------------------------------------------------------      --------
Bruce A. Scott        52    Mr. Scott is an attorney and has served as Executive  Vice  President        1982
                            of GS Financial  since  February 1997 and Executive Vice President of
                            Guaranty  Savings since 1985.  Mr. Scott also serves as legal counsel and  Personnel  Manager of Guaranty  Savings,  and  performs  certain legal  services for Guaranty  Savings and its borrowers in connection with real estate loan  closings and receives  fees from the borrowers in connection therewith.

       The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

                     Directors with a Term Expiring in 2006

                                                  Principal Occupation During                          Director
       Name           Age                             the Past Five Years                               Since
------------------    ---   ---------------------------------------------------------------------      --------
Stephen L. Cory       55    Mr.  Cory is an  insurance  agent  and  President  of Cory,  Tucker &        1995
                            Larrowe, Inc. in Metairie, Louisiana.

Edward J. Bourgeois   48    Mr.  Bourgeois  is a  certified  public  accountant  in the  State of        2004
                            Louisiana and currently  serves as President of Centergy  Consulting,
                            LLC, New Orleans,  Louisiana,  a consulting firm  specializing in the banking and  financial  industry.  Mr.  Bourgeois  was  formerly  the
                            Executive  Vice  President/Chief  Operating  Officer of Crescent Bank
                            and Trust,  New Orleans,  Louisiana from 2001 to 2004. Prior thereto,
                            Mr.  Bourgeois  was  President  of  Bourgeois   Consulting,   a  bank
                            consulting  agency in New Orleans,  Louisiana  from 2000 to 2001, and during  2001,  was a Senior Vice  President  of  Ebank.com,  Atlanta,
                            Georgia.  He is a  member  of the  American  Institute  of  Certified
                            Public   Accountants  and  Louisiana   Society  of  Certified  Public
                            Accountants  and Board  member  of the  National  Automotive  Finance
                            Association.

Albert J. Zahn, Jr.   53    Mr. Zahn is a certified  public  accountant and President of the firm        1992
                            Al Zahn CPA, a  Professional  Accounting  Corporation  in Mandeville,
                            Louisiana.

                     Directors with a Term Expiring in 2007

                                                  Principal Occupation During                          Director
       Name           Age                             the Past Five Years                               Since
------------------    ---   ---------------------------------------------------------------------      --------
Donald C. Scott       53    Mr.  Scott has served as  Chairman of the Board of GS  Financial  and        1982
                            Guaranty Savings since  February 1997 and  March 1985,  respectively;
                            until January 7, 2005, Mr.  Scott also served as  President and Chief
                            Executive Officer of both GS Financial and Guaranty Savings.


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

                                                  Principal Occupation During                          Director
       Name           Age                             the Past Five Years                               Since
------------------    ---   ---------------------------------------------------------------------      --------
Hayden W. Wren, III   56    Mr. Wren is  Director,  Commercial/Investment  Brokerage of Corporate        2003
                            Realty,  Inc.,  New  Orleans,  Louisiana.  Mr.  Wren  is a  Certified
                            Commercial  Investment  Member  (CCIM),  a member of the  Society  of
                            Industrial  and Office  Realtors  (SIOR),  and a  licensed  Certified
                            Public Accountant  having  membership  affiliations with the American
                            Society of Certified Public  Accountants and the Louisiana Society of
                            Certified Public Accountants.

Executive Officers Who Are Not Directors

      Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of GS Financial and Guaranty Savings who do not also serve as directors. Ages are reflected as of March 16, 2005.

      Name             Age                 Principal Occupation During the Past Five Years
--------------         ---  ---------------------------------------------------------------------------
Lettie R. Moll         51   Ms. Moll has served as Vice President and Secretary of GS Financial since
                            1997 and Vice President and Secretary of Guaranty Savings since March 1987 and March 1982, respectively.

Ralph E. Weber         60   Mr. Weber has served as interim President and Chief Executive Officer of GS
                            Financial and Guaranty Savings since January 2005.  Mr. Weber previously served as Vice President of GS Financial and Guaranty Savings from February
                            1997 and 1987, respectively, until January 2005.  Mr. Weber  also serves as a member of both loan committees of Guaranty Savings and as security officer of Guaranty Savings.

Jerry Sintes           39   Mr. Sintes has served as Chief Financial Officer and Controller of GS
                            Financial and Guaranty Savings since May 2003. Previously, Mr. Sintes served as an Audit Manager from 1999 to 2003 and Audit Supervisor from 1995 to 1999 with a local accounting firm located in New Orleans, Louisiana.

Committees and Meetings of the Board of Directors

      The Board of Directors has established compensation, audit and nominating and corporate governance committees. During the fiscal year ended December 31, 2004, our Board of Directors met twelve times. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period other than Mr. Glazer.

      Compensation Committee. The current members of the Compensation Committee are Messrs. Caldcleugh, Glazer, Wren and Zahn, each of whom as determined by our Board of Directors, is an independent director as defined in the Nasdaq's listing standards. The Compensation Committee reviews the compensation of our executive officers and met three times in 2004. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for fiscal 2004 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of GS Financial or Guaranty Savings and Homestead Association.

      Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors each of whom is an independent director as defined in Rule 4200(a)(15) of the Nasdaq's listing standards. The current members of the Audit Committee are Messrs. Caldcleugh, Wren and Zahn. Mr. Key, who was a member of the Audit Committee during 2004, resigned from the Board in April and was replaced on the committee by Mr. Caldcleugh. The Board of Directors has determined that no member of the audit committee meets the Securities and Exchange Commission's definition of audit committee financial expert. While Mr. Zahn is a certified public accountant with over thirty years experience in public accounting, we believe that he does not fully satisfy the criteria outlined by the Securities and Exchange Commission in order to be considered an audit committee financial expert because Mr. Zahn does not generally review financial statements of publicly reporting companies. The Board of Directors believes that Mr. Zahn, as well as the other audit committee members have sufficient expertise to fulfil their fiduciary duties.

      The Audit Committee meets on an as needed basis and met seven times in fiscal 2004. The Board of Directors and the Audit Committee has adopted an Audit Committee Charter which, as amended in March 2005, is attached hereto as Appendix A.

      Nominating and Corporate Governance Committee. Members of the Nominating and Corporate Governance Committee of GS Financial during fiscal 2004 consisted of Messrs. Caldcleugh, Key, Wren and Glazer. Mr. Wren replaced Mr. Key on the committee following Mr. Key's resignation in April 2004. All the members of the committee were independent directors as defined in the Nasdaq Marketplace Rules. The Nominating and Corporate Governance Committee met twice during fiscal 2004. Nominations for director of GS Financial are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval.

Director Nominations

      In February 2004, the Nominating and Corporate Governance Committee adopted a written charter which was attached as Appendix A to our proxy statement for the 2004 Annual Meeting of Stockholders. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the stockholder considers appropriate. Procedures for stockholder nominations are discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

      Members of our Board of Directors receive no compensation for attending meetings of GS Financial's Board. Members of the Board of Directors of Guaranty Savings are paid $850 for each Board meeting regardless of attendance, $250 for each Compensation Committee meeting attended and $250 for each Audit Committee meeting attended.

      On October 15, 1997, each non-employee director of GS Financial at the time received 14,736 non-qualified stock options with an exercise price of $17.1875, pursuant to the 1997 Stock Option Plan. Such options vested ratably over five years and are completely vested as of the date of this proxy statement. In addition, each non-employee director of GS Financial at the time also received 5,894 shares of restricted common stock on October 15,

1997 which is being earned ratably over ten years, pursuant to GS Financial's 1997 Recognition and Retention Plan and Trust Agreement. In May 2004, we granted 2,355 shares of restricted common stock to Mr. Wren pursuant to the Recognition Plan which are being earned ratably over five years. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Option Plan or Recognition Plan are at the discretion of our Board or a committee appointed by the Board, consistent with the respective terms of such plans. We did not make any grants pursuant to the Option Plan to the non-employee directors during fiscal 2004.

Directors Attendance at Annual Meetings

      Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we typically schedule a Board meeting in conjunction with our annual meeting of stockholders and expect that our directors will attend, absent a valid reason for not doing so. At our Annual Meeting of Stockholders held on April 27, 2004, four of our seven directors attended the meeting.

Compensation Committee Interlocks and Insider Participation

      Determinations regarding compensation of our Chief Executive Officer and other executive officers are made by the Compensation Committee of the Board of Directors. Messrs. Caldcleugh, Glazer, Wren and Zahn are the current members of the Compensation Committee.

      No person who served as a member of the Compensation Committee during 2004 was a current or former officer or employee of GS Financial or Guaranty Savings or engaged in certain transactions with GS Financial or Guaranty Savings required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2004, which generally means that no executive officer of GS Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

      The Compensation Committee is composed entirely of non-employee members of GS Financial Corp.'s Board of Directors who the Board has determined are independent directors. It is the responsibility of the Committee to review and recommend to the Board for approval our executive compensation policies and programs.

      The goals of the Committee are to provide an executive compensation program which allows for the recruitment, retention and motivation of highly qualified executives whose positions are deemed to be key to GS Financial's and Guaranty Savings' current and future success. The Committee attempts to achieve these objectives through a combination of base salary, cash bonus awards, and awards under the 1997 Stock Option Plan and 1997 Recognition and Retention Plan and Trust.

      Base Salary and Cash Bonus Awards. The salaries of the Chairman of the Board, President and Chief Executive Officer and the other executive officers are reviewed by the Committee and are established for individual executive officers based on subjective evaluations of individual performance and the individual's skills, experience and background, as well as the financial performance of GS Financial. The Committee also considers whether to pay cash bonuses to Guaranty Savings' employees, including its executive officers. The Committee places significant emphasis on the earnings and income of GS Financial in making its determinations. The Committee's objective is to ensure GS Financial will remain competitive in its compensation practices and enable it to retain qualified executive officers. The awarding of cash bonuses is determined in the sole discretion of the Board of Directors with the advice of the Committee.

      Chief Executive Officer Compensation. During 2004, Donald C. Scott served as President and Chief Executive Officer of GS Financial and Guaranty Savings. Mr. Donald Scott was employed by GS Financial in such capacities pursuant to an employment agreement. Mr. Donald Scott's base salary for 2004 was $138,999.60. Due to GS Financial's results of operations for the year ended December 31, 2003, base compensation for Mr. Donald Scott as well as other senior officers remained the same in fiscal 2004 as in the prior fiscal year and no bonuses were awarded.

                                   Members of the Compensation Committee

                                   Kenneth B. Caldcleugh
                                   Bradford A. Glazer
                                   Hayden W. Wren, III
                                   Albert J. Zahn, Jr.

--------------------------------------------------------------------------------
                         REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

      During 2002, the Audit Committee revised its Charter to reflect GS Financial's compliance with the Sarbanes-Oxley Act of 2002 and the new regulations promulgated thereunder and has further revised its charter in March 2005. The Audit Committee put into place a means for employees to report complaints about accounting practices, internal controls or auditing matters, including anonymous or confidential submissions and has also insured that GS Financial's external auditors are following all necessary procedures such as approval of non-audit services, prevention of prohibited services and proper rotation of partners.

      The Audit Committee has reviewed and discussed GS Financial's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GS Financial's Annual Report on Form 10-K for fiscal year 2004 for filing with the Securities and Exchange Commission.

                                   Members of the Audit Committee

                                   Kenneth B. Caldcleugh
                                   Hayden W. Wren, III, CPA
                                   Albert J. Zahn, Jr., CPA

--------------------------------------------------------------------------------
                    RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      Our Audit Committee of the Board of Directors has appointed LaPorte, Sehrt, Romig & Hand, independent certified public accountants, to perform the audit of GS Financial's financial statements for the year ending December 31, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with GS Financial or Guaranty Savings other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining the auditor's independence. In addition to performing auditing services, the independent auditors performed tax-related services, including the completion of GS Financial's corporate tax returns, in 2004. The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these other services is compatible with maintaining the auditor's independence.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig & Hand as independent auditors for the fiscal year ending December 31, 2005.

Audit Fees

      The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of GS Financial's consolidated financial statements for 2004 and 2003, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered to us during 2004 and 2003.

                                                         Year Ended December 31,
                                                         -----------------------
                                                            2004          2003
                                                          -------       -------

Audit fees (1) .....................................      $37,250       $34,292
Audit-related fees .................................           --            --
Tax fees (2) .......................................        6,500         6,500
All other fees (3) .................................           --         1,700
                                                          -------       -------
       Total .......................................      $43,750       $42,492
                                                          =======       =======

----------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(3) All other fees consist primarily of fees incurred in connection with a review of our internal audit proposals and internal accounting and financial reporting procedures.

            The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to GS Financial. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

      Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      The following table sets forth, as of March 16, 2005, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

                                                                         Common Stock
                                                                  Beneficially Owned as of
                                                                      March 16, 2005(1)
                                                                -----------------------------
                   Name of Beneficial Owner                      Amount         Percentage(2)
----------------------------------------------------------      -------------   -------------
GS Financial Corp. Employee Stock Ownership Plan and Trust      232,643(3)          18.1%
  3798 Veterans Memorial Boulevard
  Metairie, Louisiana 70002

Directors:
  Edward J. Bourgeois                                               100                *
  Stephen L. Cory                                                22,770(4)(5)        1.8
  Bradford A. Glazer                                             34,869(4)(6)        2.7
  Bruce A. Scott                                                168,597(3)(7)       12.3
  Donald C. Scott                                               140,881(8)          10.3
  Hayden W. Wren, III                                               100                *
  Albert J. Zahn, Jr                                             36,761(4)(9)        2.8

All directors and executive officers of GS Financial            435,861(3)(10)      28.9%
  and Guaranty Savings as a group (10 persons)

----------

*     Represents less than 1% of our outstanding common stock.

(1) Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities and Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of March 16, 2005, the voting record date, have been exercised.

(3) The GS Financial Corp. Employee Stock Ownership Plan Trust was established pursuant to an agreement between GS Financial and Ms. Lettie R. Moll and Messrs. Ralph E. Weber and Bruce A. Scott who act as trustees of the plan. As of December 31, 2004, 180,589 shares held in the ESOP Trust have been allocated to the accounts of participating employees. The 52,054 unallocated shares held in the ESOP Trust as of December 31, 2004 will be voted by the ESOP Trustees in accordance with their fiduciary duties. The amount of our common stock beneficially owned by officers who serve as ESOP Trustees and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(4) Includes for each individual 14,736 shares of common stock subject to stock options exercisable within 60 days of March 16, 2005, the voting record date.

                                        (Footnotes continued on following page.)

----------

(5) Includes 5,000 shares subject to the usufruct of Mr. Cory's mother, of which Mr. Cory disclaims beneficial ownership.

(6) Includes 1,450 shares of common stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(7) Includes 5,000 shares of common stock held in trusts for the benefit of Bruce Scott's children, for which Mr. Scott is the trustee. Mr. Scott disclaims beneficial ownership as to the shares held in such trusts. Also includes 5,000 shares owned directly by Mr. Scott's wife and 5,000 shares of common stock owned by his wife and subject to the usufruct of her mother, of which Mr. Scott disclaims beneficial ownership. Also includes 27,491 shares of common stock allocated to Mr. Scott under the ESOP which the ESOP Trustees will vote in accordance with Mr. Scott's instructions and 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Does not include shares held by Mr. Donald C. Scott, Mr. Bruce A. Scott's brother. The business address for Mr. Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(8) Includes 1,500 shares owned by Mr. Donald Scott's wife. Also includes 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Does not include shares held by Mr. Bruce Scott, Mr. Donald Scott's brother. The business address for Mr. Donald Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(9)   Includes 5,000 shares of common stock owned by Mr. Zahn's wife.

(10) Includes an aggregate of 218,487 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Also includes 57,774 shares of common stock which are held by the ESOP Trust on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of GS Financial's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than the ESOP which owns 18.1% and Bruce Scott and Donald Scott who own 12.3% and 10.3% of our outstanding stock, respectively.

      Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2004, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

--------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      The following graph compares the cumulative total return relating to our common stock with (a) the cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), and (b) the cumulative return on the stocks in the SNL under $250 million Thrift Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.

                           Total Return Performance*

                              [LINE GRAPH OMITTED]

                                                          Period Ending
                            -------------------------------------------------------------------------
Index                       12/31/99     12/31/00     12/31/01     12/31/02     12/31/03     12/31/04
-----------------------     --------     --------     --------     --------     --------     --------
GS Financial Corp.           $100.00      $122.48      $128.68      $159.74      $174.78      $165.21
NASDAQ Composite              100.00        60.82        48.16        33.11        49.93        54.49
SNL <$250M Thrift Index       100.00       106.19       143.58       178.92       248.95       252.66

----------

*     Source: SNL Financial LC

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

      GS Financial does not pay separate compensation to its directors and officers. However, we do reimburse Guaranty Savings for a certain percentage of salaries paid to its officers and other expenses incurred. The following table sets forth a summary of certain information concerning the compensation paid by Guaranty Savings for services rendered in all capacities during the years ended December 31, 2004, 2003 and 2002 to our President and Chief Executive Officer, who held such positions during fiscal 2004, and the Executive Vice President (our "named executive officers"). None of our other executive officers had total annual salary and bonus in excess of $100,000 during fiscal 2004.

                                                           Annual Compensation (1)
                   Name and                                -----------------------     All Other
             Principal Position                   Year       Salary        Bonus      Compensation
--------------------------------------------      ----      --------      -------     ------------
Donald C. Scott (2)                               2004      $138,999      $    --      $65,052(3)
Former President and Chief Executive Officer      2003       138,999           --       71,500
                                                  2002       138,999       27,000       60,759

Bruce A. Scott (2)                                2004      $133,500      $    --      $64,764(3)
Executive Vice President                          2003       133,500           --       71,150
                                                  2002       133,500       14,000       60,243

----------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management, the costs of providing such benefits to the named executive officer during the years ended December 31, 2004, 2003 and 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Each of Messrs. Donald Scott and Bruce Scott held 10,316 shares of unearned restricted common stock at December 31, 2004, awarded pursuant to our 1997 Recognition and Retention Plan and Trust Agreement, that had a fair market value at December 31, 2004 of $185,688 for each named executive officer. The awards are earned at a rate of 10% per year from the date of grant. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned.

(3) Represents the fair market value of 3,614 and 3,598 shares of our common stock allocated on December 31, 2004, to the Employee Stock Ownership Plan accounts of Messrs. Donald Scott and Bruce Scott, respectively.

Stock Options

      We did not grant any stock options to the named executive officers during 2004. The following table sets forth information concerning the value of stock options held at December 31, 2004 by the named executive officers. Such officers did not exercise any options during 2004.

                                              Year End Option Values
                     ----------------------------------------------------------------------
                      Number of Securities Underlying     Value of Unexercised in the Money
                      Unexercised Options at Year-End           Options at Year End(1)
                     ----------------------------------   ---------------------------------
Name                 Exercisable(#)    Unexercisable(#)     Exercisable     Unexercisable
---------------      -------------     ----------------     -----------     -------------
Donald C. Scott          85,962               --              $69,844          $    --
Bruce A. Scott           85,962               --               69,844               --

----------
(1) Calculated by determining the difference between the fair market value of the common stock underlying the options at December 31, 2004 ($18.00), and the exercise price of the options ($17.1875).

Retirement and Consulting Agreement

      On January 7, 2005, GS Financial and Guaranty Savings entered into an Early Retirement and Consulting Agreement pursuant to which Donald C. Scott retired from his positions as President and Chief Executive Officer of GS Financial and Guaranty Savings effective as of January 7, 2005. Mr. Donald Scott will continue to serve as Chairman of the Board of GS Financial and Guaranty Savings through GS Financial's 2005 Annual Meeting of Stockholders and will continue as a director of GS Financial and Guaranty Savings for the remainder of his current term as a director in the class of 2007. Mr. Scott also agreed to provide certain consulting services for a period of three years. In consideration of such services under the Retirement and Consulting Agreement, Mr. Scott will receive a consulting fee in the amount of $468,000, payable in 36 equal monthly installments, plus continued insurance benefits through January 7, 2008, as payment in full for GS Financial's and Guaranty Savings' obligations under Mr. Scott's previous employment agreement, which was simultaneously terminated.

Transactions With Certain Related Persons

      Our policies provide that all loans made by Guaranty Savings to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans made to our directors and executive officers met such criteria.

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of GS Financial relating to the next annual meeting of stockholders, which is scheduled to be held in April, 2006, must be received at our principal executive offices located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention: Lettie R. Moll, Corporate Secretary, no later than November 28, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2006, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than February 25, 2006. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the number of shares of common stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

      Stockholder Nominations. Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders or February 26, 2005 in the case of this Annual Meeting. Such stockholder's notice must comply with the requirements of Article 6.F. We did not receive any stockholder nominations.

      Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of GS Financial Corp., c/o Lettie R. Moll, Corporate Secretary, at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      A copy of our Annual Report to Stockholders for the year ended December 31, 2004 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2004 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002. The Form 10-K is not part of the proxy solicitation materials.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by GS Financial. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                      Appendix A

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE

                                   I. Purpose

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders and others, monitoring the systems of internal controls and safeguards which management and the Board of Directors have established, and overseeing the audit process.

                                 II. Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the committee. Each member of the Committee shall be elected by the Board at its annual organizational meeting and will serve for one year or until his successor shall be duly elected and qualified. The members of the Committee may designate a chair by majority vote of the Committee membership.

                                  III. Meetings

      The Committee shall meet at least six times annually, or more frequently as circumstances dictate. The Committee, or its Chair, may request members of management or others to attend any meeting and provide information as necessary.

                                  IV. Authority

      The Committee shall have such authority as provided by law and regulation, or as allocated to it by the Board of Directors.

      The Committee shall have the authority, at Company expense, to engage its own independent counsel and other advisers.

      The Chair of the Committee may represent the entire committee for the purposes of conducting reviews and reporting to the Board of Directors.

                               V. Responsibilities

      1. To provide an open avenue of communication between the Company's accounting department, internal auditor, the independent auditors and the Board of Directors.

      2. To review the performance of the independent auditors and make recommendations to the Board of Directors as to the selection, appointment and/or termination of the independent auditors and to review the range and cost of the audit and non-audit services performed by the independent auditors.

      3. To confirm and assure the independence of the independent auditors through receipt of a formal written statement delineating all relationships between the auditor and the Company.

      4. To review with the Company's accounting department and the independent auditors the coordination of efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      5. To meet with the independent auditors and financial management of the corporation to review the scope of the proposed annual audit and the audit procedures to be utilized, and, at the conclusion thereof, to review with management and the independent auditors the results of such audit, including any comments or recommendations of the independent auditors.

      6. To consider and review with management, the Company's accounting department and the independent auditors the adequacy of the Company's internal controls and any significant risks or exposures thereto; and assess the steps management has taken to minimize such risks to the Company.

      7. To review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosures, underlying estimates and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      8. To review filings with the SEC and other published documents, containing the Company's financial statements for consistency.

      9. To consider and review with management, the Company's accounting department and the independent auditor any significant findings during the year.

      10.   To maintain minutes of all meetings of the Audit Committee.

      11. To report periodically to the Board of Directors on significant results of any activity falling within the Committee's purview.

      12. To investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, auditors or others for assistance in the conduct of any investigation.

      13. To insure that the lead partner and reviewing partner of the independent auditors are rotated every five years.

      14. To establish procedures to receive and address complaints about the Company's accounting practices, internal controls, or auditing matters, including anonymous or confidential submissions by employees.

      15. If applicable, to designate and disclose a member of the committee as its "financial expert".

      16. To oversee the Company's internal audit program, including, but not limited to, the retention of a competent individual or firm to conduct the internal audits, development and review of an internal audit program which will facilitate management, assessment of the Company's internal controls, and to review regular reports from the Company's internal auditor concerning the results from the various controls and procedures tested.

      17. To maintain complete communication with the Company's independent auditor in regard to critical accounting policies and practices applied, alternative treatments within GAAP that have been discussed with management, the ramifications of, the use thereof, and the treatment(s) recommended by the accounting firm.

      18. To pre-approve any non-audit service provided by the independent auditor.

      19. To insure that the independent auditor does not perform any prohibited non-audit services including bookkeeping, financial information system design, appraisal or valuation services, actuarial services, internal audit outsourcing services, broker-dealer services, investment advisory or investment banking services, legal services or expert services not related to the audit.

      20. The Committee shall review with the Chief Executive Officer, the Chief Financial Officer, and the General Counsel the Company's disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

            Adopted by the Board of Directors
            March 15, 2005.

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                REVOCABLE PROXY
                               GS FINANCIAL CORP.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2005 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints Lettie R. Moll, Corporate Secretary, as proxy, or any successor thereto, and hereby authorizes such proxy to represent and vote, as designated below, all the shares of common stock of GS Financial Corp. (the "Company") held of record by the undersigned on March 16, 2005 at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, on Tuesday, April 26, 2005, at 10:00 a.m., Central Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

      |_|  FOR                     |_|  WITHHOLD

      Nominees for three-year term expiring in 2008:

Bradford A. Glazer and Bruce A. Scott

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

______________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of LaPorte, Sehrt, Romig & Hand as the Company's independent auditors for the year ending December 31, 2005.

      |_|  FOR                     |_|  AGAINST                     |_|  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please Check Box if You Plan to Attend the Meeting --->  |_|

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

      Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                       -------------
            Please be sure to sign and date             Date
              this Proxy in the box below.
                                                       -------------

________________________________________________________________________________


______   Stockholder sign above __________  Co-holder (if any) sign above ______


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                               GS FINANCIAL CORP.
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


___________________________________


___________________________________


___________________________________

                         ESOP VOTING INSTRUCTION BALLOT
                               GS FINANCIAL CORP.

      The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust of GS Financial Corp. to vote, as designated below, all the shares of common stock allocated to my account pursuant to the ESOP as of March 16, 2005 at the Annual Meeting of Stockholders to be held at our corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana, 70002, on Tuesday, April 26, 2005, at 10:00 a.m., Central Time, and any adjournment thereof.

      1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

      |_|  FOR                     |_|  WITHHOLD

      Nominees for three-year term expiring in 2008:

Bradford A. Glazer and Bruce A. Scott

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

2. PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as our independent auditors for the year ending December 31, 2005.

      |_|  FOR                     |_|  AGAINST                     |_|  ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Board of Directors.

                                                    Dated: _______________, 2005


                                                    ____________________________
                                                    Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2.

                         [GS FINANCIAL CORP. LETTERHEAD]

                                 March 28, 2005

To:   Participants in GS Financial Corp's Employee Stock Ownership Plan

      As described in the attached materials, your proxy as a stockholder of GS Financial Corp. is being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, GS Financial Corp's Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the ESOP. The Trustees will total the votes and vote the shares in accordance with your instructions.

      We urge each of you to vote, as a means of participating in the governance of the affairs of GS Financial Corp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed voting instruction ballot relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,


                                        Ralph E. Weber
                                        Interim President and Chief Executive
                                        Officer